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                                                                    EXHIBIT 99.1


SELECTED FINANCIAL DATA

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
                                                                                    YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
                                                                 2003         2002         2001        2000         1999
                                                               --------     --------     --------    --------     --------
                                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Healthcare revenues........................................... $540,552     $426,382     $411,293    $266,187     $207,370
Income (loss) from continuing operations before income
taxes.........................................................   14,045        2,785      (28,867)      3,144        2,054
Income (loss) from continuing operations......................   13,216        2,478      (27,015)      1,707        1,234
Income (loss) from discontinued operations, net of taxes......   (1,341)       9,423      (17,828)      6,100        3,406
Net income (loss) attributable to common shares...............   11,875       11,901      (45,006)      7,159        2,328

Net income (loss) per common share - basic:
    Income (loss) from continuing operations..................     1.38         0.29        (3.42)       0.18        (0.20)
    Income (loss) from discontinued operations, net of taxes..    (0.14)        1.13        (2.25)       1.06         0.63
    Net income (loss) ........................................     1.24         1.42        (5.67)       1.24         0.43

Net income (loss) per common share - diluted:
    Income (loss) from continuing operations..................     1.33         0.29        (3.42)       0.20        (0.20)
    Income (loss) from discontinued operations, net
      of taxes................................................    (0.13)        1.10        (2.25)       0.73         0.63
    Net income (loss) ........................................     1.20         1.39        (5.67)       0.93         0.43

Weighted average common shares outstanding - basic............    9,597        8,404        7,938       5,781        5,420
Weighted average common shares outstanding - diluted..........    9,906        8,577        7,938       8,381        5,420
Cash dividends per share......................................       --           --           --          --           --
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
                                                                                           SIX MONTHS ENDED
                                                                                               JUNE 30,
                                                                                   -------------------------------
                                                                                        2004              2003
                                                                                   ---------------   --------------
                                                                                   (IN THOUSANDS, EXCEPT PER SHARE
                                                                                                DATA)
STATEMENT OF OPERATIONS DATA:
Healthcare revenues.................................................................  $ 338,635        $  249,062
Income (loss) from continuing operations before income taxes........................     (1,249)            4,011
Income from continuing operations...................................................      3,728             3,630
Income (loss) from discontinued operations, net of taxes............................        217            (2,656)
Net income attributable to common shares............................................      3,945               974

Net income (loss) per common share - basic:
     Income from continuing operations..............................................      0.35              0.39
     Income (loss) from discontinued operations, net of taxes.......................      0.02             (0.29)
     Net income ....................................................................      0.37              0.10

Net income (loss) per common share - diluted:
     Income from continuing operations..............................................      0.34              0.38
     Income (loss) from discontinued operations, net of taxes.......................      0.02             (0.28)
     Net income ....................................................................      0.36              0.10

Weighted average common shares outstanding - basic..................................     10,648             9,377
Weighted average common shares outstanding - diluted................................     10,983             9,577
Cash dividends per share............................................................        --                --
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